SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

ChromaVision Medical Systems, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CHROMAVISION MEDICAL SYSTEMS, INC.

33171 Paseo Cerveza
San Juan Capistrano, CA 92675

September 20, 2004

To the Stockholders of ChromaVision Medical Systems, Inc.:

      ChromaVision Medical Systems, Inc. has obtained the written consent of certain of its stockholders of record as of September 8, 2004 to approve an amendment to ChromaVision’s 1996 Equity Compensation Plan, increasing the number of shares of the Company’s common stock, par value $0.01 per share, that may be issued or transferred under the 1996 Equity Compensation Plan from 6,700,000 shares to 9,200,000 shares. This amendment has been approved by the Company’s Board of Directors and the holders of more than a majority of shares of common stock outstanding.

      The stockholder consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained. This information statement is being furnished to all stockholders of ChromaVision pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”) and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will be effective 21 calendar days following the mailing of this information statement.

      This action has been approved by ChromaVision’s Board of Directors and the holders of more than a majority of shares of ChromaVision’s common stock outstanding. YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION.

By order of the Board of Directors

/s/ STEPHEN T. D. DIXON

Stephen T. D. Dixon
Executive Vice President and Chief Financial Officer

INFORMATION STATEMENT
INTRODUCTION
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
NO DISSENTERS’ RIGHTS
AMENDMENT TO THE 1996 EQUITY COMPENSATION PLAN
1996 EQUITY COMPENSATION PLAN INFORMATION
NEW PLAN BENEFITS UNDER 1996 EQUITY COMPENSATION PLAN
EXECUTIVE COMPENSATION AND OTHER ARRANGEMENTS
2003 STOCK OPTION GRANTS
2003 STOCK OPTION EXERCISES AND YEAR-END STOCK OPTION VALUES
COMPENSATION OF DIRECTORS
EMPLOYMENT CONTRACTS WITH NAMED EXECUTIVE OFFICERS
COPIES OF INFORMATION STATEMENT
EXHIBIT A

CHROMAVISION MEDICAL SYSTEMS, INC.

33171 Paseo Cerveza
San Juan Capistrano, CA 92675

INFORMATION STATEMENT

       ChromaVision is required to deliver this information statement to holders of our common stock in order to inform them that the holders of a majority of our common stock have taken certain actions that would normally require a stockholders’ meeting without holding such a meeting. September 8, 2004 has been fixed as the record date for the determination of holders of common stock who are entitled to receive this information statement.

      THE APPROXIMATE DATE ON WHICH THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF CHROMAVISION’S COMMON STOCK AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE IS SEPTEMBER 27, 2004.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

      On September 7, 2004, holders of a majority of our outstanding common stock approved an amendment to our 1996 Equity Compensation Plan (which we refer to as the “1996 Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 per share, that may be issued under the 1996 Plan from 6,700,000 shares to 9,200,000 shares. We sometimes refer to this amendment to the 1996 Plan as the “Amendment.” The Amendment was previously approved by our Board of Directors, and the 1996 Plan as amended by the Amendment is attached to this Information Statement as Exhibit A.

      In accordance with the regulations of the Securities and Exchange Commission, the stockholders’ consent will become effective 21 days following the mailing of this Information Statement to our stockholders, which we expect to be on or about October 18, 2004.

VOTING SECURITIES

      As of September 8, 2004, we had 51,428,084 shares of common stock issued and outstanding. Each share of outstanding common stock is entitled to one vote on matters submitted for stockholder approval.

      On September 7, 2004, Safeguard Delaware, Inc. and Safeguard Scientifics (Delaware), Inc., which collectively hold 29,159,279 shares of the common stock (or approximately 56.7% of our outstanding shares of common stock then outstanding), executed and delivered to the Company a written consent approving the Amendment to our 1996 Equity Compensation Plan. Since the Amendment has been approved by the holders of the required majority of common stock, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of September 8, 2004 by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of the Company’s directors and executive officers, and (iii) all directors and executive officers of the Company as a group.

September 8, 2004

Beneficial Ownership

	Amount and Nature
Name and Address of	of Beneficial	Percent of
Beneficial Owner(1)(2)	Ownership	Class(3)

Safeguard Scientifics, Inc.(4)	30,259,390	57.6%
435 Devon Park Drive
800 The Safeguard Building
Wayne, PA 19087
Ronald Andrews	20,000	*
Michael F. Cola	0	*
Richard J. Cote(5)	100,000	*
Anthony L. Craig	6,000	*
Heather Creran	0	*
Karen G. Garza(6)	73,625	*
Irwin Scher(7)	77,000	*
Frank P. Slattery, Jr.(8)	99,000	*
Jon R. Wampler(9)	72,000	*
G. Steve Hamm(10)	0	*
Kenneth D. Bauer, Ph.D.(11)	268,656	*
Stephen T.D. Dixon(12)	206,750	*
Jose de la Torre-Bueno, Ph.D.(13)	267,629	*
Executive officers and directors as a group (13 persons)	1,190,660	2.3%

*	Less than 1%.

(1)	Address shall not be included for directors and officers.

(2)	Unless otherwise indicated, to the Company’s knowledge each person or group has sole voting and investment power and with respect to all listed shares.

(3)	Each listed person’s percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by such person and that are exercisable or convertible within sixty (60) days have been exercised.

(4)	Includes 26,820,669 shares beneficially owned by Safeguard Delaware, Inc., a wholly-owned subsidiary of Safeguard Scientifics, Inc. (“SDI”), and 3,438,721 shares beneficially owned by Safeguard Scientifics (Delaware), Inc., a wholly-owned subsidiary of Safeguard Scientifics, Inc. (“SSDI”). Safeguard Scientifics, Inc. and each of SDI and SSDI have reported that Safeguard together with each of SDI and SSDI, respectively, have both shared voting and dispositive power with respect to the shares held by each of SDI and SSDI, respectively, because Safeguard is the sole stockholder of each of SDI and SSDI. Included in the 26,820,669 shares beneficially owned by SDI are 1,100,111 currently exercisable warrants. No person or entity owns more than 5% of the outstanding shares of Safeguard Scientifics, Inc. Members of the Board of Directors of SDI and SSDI are executive officers of Safeguard Scientifics, Inc. Such executive officers may be deemed to share voting and investment power with respect to the shares held by SDI and SSDI, respectively.

(5)	Includes 100,000 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(6)	Includes 73,625 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(7)	Includes 16,000 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(8)	Includes 21,000 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(9)	Includes 70,000 shares this person has the right to acquire beneficial ownership of within sixty (60) days and includes 500 shares held in a family trust.

(10)	Mr. Hamm joined the Board in April 2004 and has not yet received an initial grant of stock options.

(11)	Includes 268,656 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(12)	Includes 194,750 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

(13)	Includes 21,500 shares held in two family trusts, 2,101 shares held in a 401(k) plan and 241,194 shares this person has the right to acquire beneficial ownership of within sixty (60) days.

NO DISSENTERS’ RIGHTS

      Delaware law does not provide for dissenter’s rights in connection with the approval of the actions described in this information statement.

AMENDMENT TO THE 1996 EQUITY COMPENSATION PLAN

Background

      Our Equity Compensation Plan was initially adopted in 1996. Currently, approximately 31,089 shares remain available for issuance under the 1996 Plan. On July 20, 2004 the Company’s Board of Directors adopted resolutions setting forth the Amendment, declaring its advisability and calling on the stockholders to consider the approval of the Amendment.

      On September 7, 2004, the holders of record of more than a majority of the outstanding shares of common stock approved the Amendment increasing the number of shares of the Company’s common stock that may be issued or transferred under the 1996 Plan from 6,700,000 shares to 9,200,000 shares.

Purpose of the 1996 Plan

      The 1996 Plan provides participants with an opportunity to receive grants of stock options, stock appreciation rights, and restricted stock. We historically have generally granted incentive stock options and non-qualified stock options with an exercise price that has been equal to the fair market value on the grant date. We most likely will continue to do so in the future. However, to remain competitive and to be able to continue attracting and retaining outstanding employees, directors and advisors, our 1996 Plan provides the flexibility for other types of grants.

      We believe the 1996 Plan encourages the participants to contribute to our growth, thus benefiting our stockholders, and aligns the economic interests of the participants with those of our stockholders.

      The 1996 Plan is not qualified under section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act.

Shares Subject to the 1996 Plan

      The 1996 Plan, as amended by the Amendment, authorizes the issuance of up to 9,200,000 shares of common stock, subject to adjustment in certain circumstances as discussed below. The maximum number of shares that may be subject to grants made to any individual under the 1996 Plan during any calendar year is 500,000. If options or stock appreciation rights granted under the 1996 Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without being exercised, or if a restricted stock award is forfeited, the shares subject to the grant will again be available for issuance under the 1996 Plan.

      Subject to the Amendment becoming effective, we plan on granting certain options to our current non-employee directors. These options are discussed further in the “New Plan Benefits” table and related notes on page 11 of this Information Statement. Additionally, we plan on granting 640,250 options to certain other non-executive and non-officer employees of the Company who we have previously identified.

      There currently are no other plans to authorize other grants under the 1996 Plan to any specific person from the additional 2,500,000 shares that will be authorized for issuance when the Amendment becomes effective. The amounts and recipients of any such grants will be determined by the board of directors, as described below. After giving effect to the proposed increase in the number of authorized shares in the 1996 Plan, at September 7, 2004, of the 9,200,000 shares which are proposed to be authorized for issuance, 1,373,729 shares have been issued upon exercise of options and pursuant to restricted stock grants awarded under the 1996 Plan (including grants of restricted stock that have not yet vested), 5,295,182 shares are issuable upon exercise of options outstanding under the 1996 Plan, 715,250 shares will be issuable upon exercise of options that we intend to grant to non-employee directors and certain other non-officer employees who we have previously identified, and 1,815,839 shares will be available for future issuance. The closing price of a share of ChromaVision’s common stock on September 7, 2004 was $1.02.

Administration of the 1996 Plan

      The 1996 Plan is administered by our board of directors (which we sometimes refer to as the “Committee”). However, the compensation and nominating committee considers matters relating to stock option and other stock incentive plans and individual stock option grants and stock awards and makes recommendations to the board of directors with respect to such matters. The board of directors alone has the power to make these grants and awards and to administer the 1996 Plan (although the board may delegate such authority to a committee of the board and the board may delegate authority to issue specific option grants (other than grants to executive officers) to one or more members of the board). The board has the authority to administer and interpret the 1996 Plan. Specifically, the board is authorized to:

•	determine the individuals to whom grants will be made;

•	determine the type, size and terms of the grants;

•	determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability;

•	amend the terms of any outstanding awards, including accelerating vesting, waiving forfeiture provisions, or extending a participant’s right with respect to grants as a result of termination of employment or service or otherwise;

•	establish from time to time any policy or program to encourage or require participants to achieve or maintain equity ownership;

•	make factual determinations and adopt or amend appropriate rules, regulations, agreements and instruments for implementing the 1996 Plan; and

•	deal with any other matters arising under the 1996 Plan.

Eligibility for Participation and Grants

      Those eligible to receive grants are employees (including officers and members of the board), non-employee directors, advisory board members, certain advisors or consultants of ChromaVision or any subsidiary. There are approximately 100 employees and 5 non-employee directors.

      Grants may consist of incentive stock options, non-qualified stock options, restricted stock awards, or stock appreciation rights. All grants are subject to the terms and conditions of the 1996 Plan.

      Grants will continue to vest and remain exercisable as long as a participant remains in our service and for a period of time after termination. However, in no event will any grant be exercisable after more than 10 years, as provided in the 1996 Plan. In determining whether a participant will be considered to have terminated service for purposes of exercising options and stock appreciation rights and satisfying conditions with respect to any restricted stock awarded, a participant will not be considered to have terminated service until the participant ceases to serve as an employee, advisor, member of any advisory board, consultant or member of the board. The board may waive or modify these termination provisions.

Stock Options

      Grant of Stock Options. The board of directors may grant options qualifying as incentive stock options to employees. The board also may grant non-qualified stock options to any participant. Grants to employees may be made in any combination of incentive stock options and non-qualified stock options.

      Option Price. The option exercise price is determined by the board at the time of grant. To qualify as an incentive stock option, the exercise price may not be less than the fair market value of the common stock at the time of grant. Also, to the extent that the value (determined as of the grant date) of the stock subject to any incentive stock options held by a participant that become exercisable for the first time during any calendar year exceeds $100,000, the option will not qualify as an incentive option. If a participant owns stock having more than 10% of the voting power of ChromaVision, the exercise price of an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of grant.

      Term and Exercisability of Stock Options. The board determines the term of stock options granted under the 1996 Plan, although the term may not exceed ten years from the date of grant. Further, if a participant owns stock having more than 10% of the voting power of ChromaVision, the term of an incentive stock option may not exceed five years. The board determines how stock options will become exercisable and may accelerate vesting at any time for any reason.

      Manner of Exercise of Stock Options. To exercise a stock option, a participant must deliver a written exercise notice specifying the number of shares to be purchased together with payment of the option exercise price. The exercise price may be paid in any of the following ways:

•	in cash;

•	by delivering shares of ChromaVision common stock already owned by the participant for a minimum of six months having a fair market value equal to the exercise price;

•	in a combination of cash and shares; or

•	any other method of payment the board may approve in its discretion, including a “cashless exercise” of a stock option effected by delivering a notice of exercise to ChromaVision and a securities broker, with instructions to the broker to deliver to ChromaVision out of the sale proceeds the amount necessary to pay the exercise price.

      Shares of common stock tendered in payment of the exercise price must have been held by the participant long enough to avoid adverse accounting consequences to ChromaVision.

      If the option agreement so specifies, upon receipt of a participant’s exercise notice, the board may elect to cash out all or part of an option by paying the participant an amount, in cash or common stock, equal to the excess of the fair market value over the exercise price.

      For an incentive stock option settled in cash or a non-qualified stock option, we are required to withhold applicable taxes. If approved by the board, the income tax withholding obligation may be satisfied by withholding shares of an equivalent market value.

Termination of Stock Options as a Result of Termination of Employment, Disability or Death.

      Generally, vested stock options will remain exercisable for a period of time following termination of service as follows:

•	one year following termination of service if an individual dies or is disabled; or

•	three months following termination of service for any other reason.

      The board of directors, either at or after grant, may provide for different termination provisions. Options which are not exercisable at termination of service are terminated as of that date.

      If service is terminated for cause, all stock options held by a participant at the date of termination of service will terminate unless the board otherwise determines. The board also may, upon refund of the exercise price, require the participant to forfeit all shares underlying any exercised portion of an option for which ChromaVision has not yet delivered share certificates.

      Transferability of Stock Options. Generally, only a participant may exercise rights under a stock option during his or her lifetime, and those rights may not be transferred except by will or by the laws of descent and distribution. When a participant dies, the personal representative or other person entitled to succeed to his or her rights may exercise those rights upon furnishing satisfactory proof of that person’s right to receive the stock option. The board may nevertheless choose to provide with respect to non-qualified stock options that a participant may transfer those stock options to family members or other persons or entities.

Restricted Stock Grants

      The board may provide a participant with an opportunity to acquire shares of ChromaVision common stock contingent upon his or her continued service or the satisfaction of other criteria. Restricted stock differs from a stock option in that a participant must make an immediate decision whether to make an investment in the stock. The board determines the amount to be paid for the stock or may decide to grant the stock for no consideration. The board may specify that the restrictions will lapse over a period of time or according to any other factors or criteria. If a participant’s service terminates during the period of any restrictions, the restricted stock grant will terminate with respect to all shares as to which the restrictions on transfer have not lapsed unless the board provides for an exception to this requirement. Until the restrictions on transfer have lapsed, a participant may not in any way dispose of the shares of common stock to which the restriction applies. All restrictions lapse upon the expiration of the applicable restriction period. Unless the board determines otherwise, however, during the restriction period the participant has the right to vote restricted shares and receive any dividends or other distributions paid on them, subject to any restrictions specified by the board. The board has the power to waive and accelerate restrictions in whole or in part.

Stock Appreciation Rights

      The board may provide a participant with the right to receive a benefit measured by the appreciation in a specified number of shares of ChromaVision common stock over a period of time. The amount of this benefit is equal to the difference between the fair market value of the stock on the exercise date and the base amount of the stock appreciation right (SAR). Generally, the base amount of a SAR is equal to the per share exercise price of the related stock option or, if there is no related option, the fair market value of a share of common stock on the date the SAR is granted. The board may pay this benefit in cash, in stock, or any combination of the two. The board may grant a SAR either separately or in tandem with all or a portion of a stock option. SARs may be granted when the stock option is granted or later while it remains outstanding, although in the case of an incentive stock option, SARs may be granted only at the time the option is granted. Tandem SARs may not exceed the number of shares of common stock that the participant may purchase upon the exercise of the related stock option during the period. Upon the exercise of a stock option, the SARs relating to the common stock covered by the stock option terminate. Upon the exercise of SARs, the related stock option terminates to the extent of an equal number of shares of common stock.

      SARs are subject to the same termination provisions on death, disability or termination of service as stock options. The committee may accelerate the exercisability of any or all outstanding SARs.

Termination of the 1996 Plan

      The board may amend or terminate the 1996 Plan at any time as long as the amendment or termination does not materially impair the rights of a participant without the participant’s consent. Stockholder approval of amendments will be required if the Internal Revenue Code or the rules of any securities exchange or over-the-counter market on which our stock is listed or included at the time requires stockholder approval of a particular amendment. The 1996 Plan will terminate, in any event, on December 11, 2006.

Adjustment Provisions

      The board will adjust the number and exercise price of outstanding grants, as well as the number and kind of shares available for grants and individual limits for any single participant under the 1996 Plan, to appropriately reflect any of the following events:

•	a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares;

•	a merger, reorganization or consolidation in which ChromaVision is the surviving corporation;

•	a reclassification or change in par value;

•	any other extraordinary or unusual event affecting the outstanding common stock as a class without receipt of consideration by ChromaVision; or

•	a substantial reduction in the value of outstanding shares of common stock as a result of a spin-off or payment of an extraordinary dividend or distribution.

Federal Income Tax Consequences

      The current federal income tax treatment of grants under the 1996 Plan is described below. Local and state tax authorities also may tax incentive compensation awarded under the 1996 Plan. Because of the complexities involved in the application of tax laws to specific circumstances and the uncertainties as to possible future changes in those laws, we urge participants to consult their own tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

      Incentive Stock Options. A participant generally will not recognize taxable income for the purpose of the regular income tax upon either the grant or exercise of an incentive stock option. However, for purposes of the alternative minimum tax imposed under the Internal Revenue Code, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment.

      If a participant disposes of the shares acquired under an incentive stock option after at least two years following the date of grant and at least one year following the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price. ChromaVision will not be entitled to any tax deduction by reason of the grant or exercise of the incentive stock option.

      If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (known as a disqualifying disposition), the gain recognized on disposition will be taxed as ordinary income to the extent of the difference between the lesser of the sale price or the fair market value of the shares on the date of exercise and the exercise price. ChromaVision will be entitled to a federal income tax deduction in the same amount. The gain, if any, in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

      If a participant tenders shares of common stock received upon the exercise of an incentive stock option to pay the exercise price within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise cost will result in income (or loss) to the participant and, to the extent of recognized income, a tax deduction to ChromaVision. If, however, the holding period requirements are met, the participant will recognize no gain or loss with respect to the surrendered shares and, if the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the participant still recognizes no gain or loss with respect to the surrendered shares, the participant’s basis in the excess shares will equal the amount of cash paid by the participant upon the exercise of the current stock option, and the participant’s holding period with respect to the excess shares will begin on the date the shares are transferred to the participant. The tax treatment described above for shares newly received upon exercise is not affected by using shares to pay the exercise price.

      Non-qualified Stock Options. There are no federal income tax consequences to a participant or ChromaVision upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price and ChromaVision will be entitled to a corresponding federal income tax deduction.

      If a participant surrenders shares to pay the exercise price, the participant will recognize no gain or loss with respect to the surrendered shares, and, if the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon the exercise, will be subject to inclusion in the gross income of the participant. The participant’s basis in the excess shares will equal the sum of the cash paid by the participant upon the exercise of the stock option plus any amount included in the participant’s gross income as a result of the exercise of the stock option.

      The board may permit a participant to elect to surrender or deliver shares otherwise issuable upon exercise, or previously acquired shares, to satisfy the federal income tax withholding requirements, subject to certain restrictions described in the 1996 Plan. Such an election will result in a disposition of the shares which are surrendered or delivered, and an amount will be included in the participant’s income equal to the excess of the fair market value of the shares over the participant’s basis in the shares.

      Upon the sale of the shares acquired by the exercise of a non-qualified stock option, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the non-qualified stock options).

      Restricted Stock. A participant normally will not recognize taxable income upon the award of a restricted stock grant, and ChromaVision will not be entitled to a deduction, until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time, less any consideration paid by the participant for the shares, and ChromaVision will be entitled to a federal income tax deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the common stock at that time less any consideration paid by the participant for the shares, determined without regard to the restrictions. In such event, ChromaVision generally will be entitled to a corresponding federal income tax deduction in the same year. Any gain or loss recognized by the participant upon a subsequent disposition of the shares will be capital gain or loss. If, after making the election, any shares subject to a restricted stock grant are forfeited, or if the market value declines during the restriction period, the participant is not entitled to any tax deduction or tax refund, and the participant will recognize a loss upon forfeiture only to the extent the participant does not recover any consideration paid by the participant for the restricted stock.

      Stock Appreciation Rights. There are no federal income tax consequences to a participant or to ChromaVision upon the grant of a SAR. Upon the exercise of a SAR, a participant will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the shares of common stock received upon exercise. ChromaVision generally will be entitled to a corresponding federal income tax deduction at the time of exercise. Upon the sale of any shares acquired by the exercise of a SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares (the amount of ordinary income recognized by the participant as a result of the receipt of such shares at the time of exercise of the SAR).

      Tax Withholding. ChromaVision is subject to applicable tax withholding requirements with respect to compensation paid to participants under the 1996 Plan. ChromaVision has the right to deduct from amounts paid in cash, or from other wages paid to a participant pursuant to a grant, any taxes required by law to be withheld with respect to such payment. If grants are paid in shares of common stock, ChromaVision may require a participant to pay the amount of the taxes that we are required to withhold or may deduct the amount of the withholding taxes from other wages paid to the participant. If approved by the committee, the income tax withholding obligation with respect to grants paid in common stock may be satisfied by having shares withheld having a value that does not exceed the amount of tax payable at the participant’s minimum marginal tax rate for federal (including FICA), state and local tax liabilities. Our obligations under the 1996 Plan are conditional upon the payment or arrangement for payment of any required withholding.

      Section 162(m). Under section 162(m) of the Code, ChromaVision may be precluded from claiming a federal income tax deduction for total compensation in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated employees in any one year. Total compensation may include cash and the value of shares received upon the exercise of SARs granted under the 1996 Plan, the value of shares received upon the exercise of stock options (less any amount paid for such shares) and the value of shares subject to restricted stock grants when the shares are no longer subject to forfeiture (or such other time when income is recognized). An exception does exist, however, for performance-based compensation. Grants of stock options and SARs generally will meet the requirements of performance-based compensation. Restricted stock grants generally will not qualify as performance-based compensation.

1996 EQUITY COMPENSATION PLAN INFORMATION

      The table below sets forth certain information as of December 31, 2003 regarding shares of common stock available for grant or granted under stock option plans that (i) were approved by the Company’s stockholders and (ii) were not approved by the Company’s stockholders.

Number of securities
	Number of Securities to	Weighted-average	remaining available for
	be issued upon exercise	exercise price of	future issuance under
	of outstanding options,	outstanding options,	equity compensation
	warrants and rights	warrants and rights	plans (excluding
	under equity	under equity	securities reflected in
	compensation plans	compensation plans	column (a))

1996 Equity Compensation Plan	5,295,182	$3.28	31,089 (1)
Equity Compensation Not Approved by Stockholders(2)	400,000	$1.48	N/A

(1)	Does not include the additional 2,500,000 shares that will be authorized for issuance under the 1996 Equity Compensation Plan when the Amendment becomes effective.

(2)	Represents inducement stock option grants to certain officers that were made upon commencement of employment by such officers with the company that were outstanding as of December 31, 2003.

NEW PLAN BENEFITS UNDER 1996 EQUITY COMPENSATION PLAN

      The following table sets out the number of option shares that we intend to grant to non-executive directors and to certain non-executive employees of the Company which we have previously identified when the Amendment becomes effective. There currently are no other specific plans to authorize other grants under the 1996 Plan to any specific person from the additional 2,500,000 shares that will be authorized for issuance when the Amendment becomes effective. The amounts and recipients of any such grants will be determined by the board of directors, as described elsewhere in this information statement.

	Dollar		Number of
Name and Position	Value ($)		Option Shares

Carl W. Apfelbach, CEO(1)	*		*
Michael F. Cola, CEO(2)	*		*
Kenneth D. Bauer, Ph.D.,	*		*
Vice President and Chief Science Officer
Stephen T.D. Dixon,	*		*
Executive Vice President and Chief Financial Officer
Michael G. Schneider,	*		*
Senior Vice President and Chief Operating Officer(3)
Jose de la Torre-Bueno, Ph.D.,	*		*
Vice President and Chief Technology Officer
Executive Group	*		*
Non-Executive Director Group	*	(4)	75,000 (5)
Non-Executive Officer Employee Group	*	(4)	640,250

(1)	Mr. Apfelbach was Chief Executive Officer until September 2003.

(2)	Mr. Cola is our Chairman and served as interim Chief Executive Officer until July 2004.

(3)	Mr. Schneider served as our Senior Vice President and Chief Operating Officer until February 2004.

(4)	The exercise price of these options will equal the fair market value on the date of grant.

(5)	Includes options to purchase 35,000 shares of the Company’s common stock to be granted to G. Steve Hamm, options to purchase 15,000 shares to be granted to Jon R. Wampler, options to purchase 15,000 shares to be granted to Frank P. Slattery Jr. and options to purchase 10,000 shares to be granted to Irwin Scher. These grants are being made pursuant to the Company’s policy of awarding (at the discretion of the Board) non-employee directors annual stock option grants of 10,000 shares for each year of service on the board (which vest over a one year period), annual stock option grants of 5,000 shares for each year of service as a chairman of a committee of the board (which vest over a one year period) and, in the case of Mr. Hamm who joined the Board in 2004, an initial stock option grant of 30,000 shares (which is 20% vested on the date of grant with the remainder vesting over a three year period). The exercise price of these options will equal the fair market value of our common stock on the date of grant.

EXECUTIVE COMPENSATION AND OTHER ARRANGEMENTS

      The following table sets forth information, for the last three fiscal years, as to the Chief Executive Officer and the four highest paid executive officers (“Named Executive Officers”) of the Company in 2003:

Summary Compensation Table for Named Executive Officers

						Long-Term
						Compensation
						Awards
		Annual Compensation
						Securities
				Other Annual		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)		Options/SARS (#)	Compensation ($)

Carl W. Apfelbach,	2003	$163,472	$0	$4,800	(2)	—	$80,361	(3)
President and Chief	2002	250,000	0	7,200		292,875	2,598
Executive Officer(1)	2001	144,339	0	73,889		275,000	3,201
Michael F. Cola	2003	—	—	—		—	—
Interim Chief Executive	2002	—	—	—		—	—
Officer(1)	2001	—	—	—		—	—
Kenneth D. Bauer, Ph.D.,	2003	$180,166	$0	4,200	(2)	200,000	$4,340	(4)
Vice President, Chief	2002	178,200	0	—		95,324	4,036
Science Officer	2001	177,769	0	—		12,325	5,250
Stephen T.D. Dixon,	2003	$245,000	$90,000	$7,200		150,000	$4,954	(5)
Executive Vice President	2002	9,423	—	300	(2)	300,000	—
and Chief Financial	2001	—	—	—		—	—
Officer
Michael G. Schneider,	2003	$206,913	$56,000	$8,100	(2)	287,500	$3,263	(6)
Senior Vice President,	2002	175,983	0	800		119,474	157,048
Operations	2001	162,583	0	11,683		30,750	5,250
Jose de la Torre-Bueno, Ph.D.,	2003	$175,442	$—	$—		81,250	$4,284	(7)
Vice President, Chief	2002	171,510	—	—		100,888	4,108
Technology Officer	2001	141,254	—	—		17,500	4,594

Notes to Annual Compensation Table:

(1)	Carl W. Apfelbach was Chief Executive Officer until September 2003 at which time Michael Cola, on an interim basis, became Chief Executive Officer. Mr. Cola is employed by Safeguard and does not receive any compensation from ChromaVision.

(2)	During 2003 Mr. Apfelbach, Mr. Bauer, Mr. Dixon and Mr. Schneider each received automobile allowances in accordance with each of their respective employment agreements.

(3)	Mr. Apfelbach was awarded $250,000 in severance payments upon his resignation in September 2003. $76,923 was paid during the last four months of 2003; the remaining balance will be paid during 2004. During 2003 Mr. Apfelbach was also received $2,576 in matching contributions under a voluntary savings plan and $862 for premiums relating to group term life insurance.

(4)	During 2003 Mr. Bauer received $3,547 in matching contributions under a voluntary savings plan and $793 for premiums relating to group term life insurance.

(5)	During 2003 Mr. Dixon received $4,759 in matching contributions under a voluntary savings plan and $196 for premiums relating to group term life insurance.

(6)	During 2003 Mr. Schneider received $2,428 in matching contributions under a voluntary savings plan and $835 for premiums relating to group term life insurance.

(7)	During 2003 Dr. Torre-Bueno received $3,509 in matching contributions under a voluntary savings plan and $775 for premiums relating to group term life insurance.

2003 STOCK OPTION GRANTS

      The following table sets forth the number of stock options granted and the estimated grant date present value for the Named Executive Officers during the fiscal year ended December 31, 2003.

					Potential Realizable
					Value at Assumed
	Individual Grants(1)				Annual Rates of
					Stock Price
	Number of	% of Total			Appreciation for
	Securities	Options Granted	Exercise or		Option Term(2)
	Underlying Options	to Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year(3)	($/Sh)(4)	Date	5% ($)	10% ($)

Carl W. Apfelbach	—	—	—	—	—	—
Michael F. Cola	—	—	—	—	—	—
Kenneth D. Bauer, Ph.D.	200,000 (5)	7.45%	$1.20	10/21/10	97,704	227,692
Stephen T.D. Dixon	150,000 (5)	5.59%	$1.20	10/21/10	73,278	170,769
Michael G. Schneider	287,500 (5)	10.72%	$1.20	10/21/10	140,450	327,307
Jose de la Torre-Bueno, Ph.D.	81,250 (5)	3.03%	$1.20	10/21/10	39,692	92,500

(1)	Each option grant provides that the option exercise price may be paid in cash, by delivery of previously acquired shares, subject to certain conditions, or same-day sales (that is, a cashless exercise through a broker). Upon a change of control, all options become fully vested. The Board of Directors may modify the terms of outstanding options, including acceleration of the exercise date.

(2)	These values assume that the shares appreciate from the market price on the grant date (which may be significantly in excess of the current market price) at the compounded annual rate shown from the grant date until the end of the option term. These values are not estimates of our future stock price growth. Executives will not benefit unless the common stock price increases above the stock option exercise price.

(3)	The Company granted a total of 2,682,950 stock options during 2003, which includes 884,950 restricted stock grants.

(4)	All options have an exercise price equal to the fair market value of the shares subject to each option on the grant date.

(5)	One-third of these options vest as of the first anniversary of the grant date. The remaining two-thirds vest in equal monthly installments over two years commencing on the second anniversary of the grant date.

2003 STOCK OPTION EXERCISES AND YEAR-END STOCK OPTION VALUES

      The following table shows the number of stock options exercised during 2003 by the Named Executive Officers. It also sets forth each individual’s number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-The-Money Options
	Shares		Year-End (#)		at Fiscal Year-End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Carl W. Apfelbach	68,750	178,525	141,969	357,156	$0	$358,875
Michael F. Cola	0	—	—	—	$0	$0
Kenneth D. Bauer	0	—	173,328	276,821	$0	$0
Stephen T.D. Dixon	0	—	75,000	375,000	$0	$0
Michael G. Schneider	0	—	117,745	384,979	$0	$0
Jose de la Torre-Bueno	0	—	173,139	176,499	$0	$0

(1)	Values were calculated by multiplying the closing market price of the Company’s common stock at December 31, 2003 ($3.19) by the respective number of shares relating to in-the-money options and subtracting the option price, without any adjustment for any vesting or termination contingencies or other variables.

Long Term Incentive Plan Awards; Defined Benefit or Actuarial Plan Disclosure

      ChromaVision made no Long Term Incentive Plan or similar awards in fiscal year 2003. ChromaVision does not maintain any defined benefit or actuarial plans or similar pension plans or arrangements.

COMPENSATION OF DIRECTORS

Board Compensation

      Directors employed by ChromaVision or a wholly owned subsidiary receive no additional compensation, other than their normal salary, for serving on the Board or its Committees. Each director who is not an employee of the Company, its subsidiaries or Safeguard receives an annual cash retainer of $15,000. In addition, each director is paid a fee of $1,000 per meeting for attendance at Board meetings and each Committee meeting, except that if a director participates in a Board or Committee meeting via telephone, he or she is paid a fee of $500 for that meeting. An additional $5,000 annual fee is paid to each director who serves as a committee chairperson. All directors receive reimbursement of out-of-pocket expenses incurred in connection with attending meetings of the Board or Board Committees or with respect to other Company business.

      Each director who is not an employee of the Company, its subsidiaries or Safeguard is eligible to receive stock option grants at the discretion of the Board. Directors’ initial option grants are generally to purchase 30,000 shares, have a seven-year term and are 20% vested on the grant date, with the remaining 80% vesting in 12 equal increments on the same day of each third month thereafter. Annual grants, generally to purchase 10,000 shares, vest 25% each three months following the grant date. Directors who serve as a Committee chairman may also receive additional annual grants, generally to purchase 5,000 shares, which vest 25% each three months following the grant date. The exercise price of these options is equal to the fair market value of a share of ChromaVision common stock on the grant date.

2003 Stock Option Grants to Directors

      On June 11, 2003, Dr. Scher was granted a stock option to purchase 30,000 shares of ChromaVision common stock upon being elected to the Board of Directors. This option has an exercise price of $1.57, equal to the fair market value on the grant date.

      On June 11, 2003, Mr. Slattery was granted a stock option to purchase 30,000 shares of ChromaVision common stock upon being elected to the Board of Directors, plus an additional option to purchase 5,000 shares related to being the Chairman of the Corporate Governance Committee. Both of these option grants have an exercise price of $1.57, equal to the fair market value on the grant date.

      On June 11, 2003, Mr. Wampler was granted a stock option to purchase 10,000 shares of ChromaVision common stock, plus an additional option to purchase 5,000 shares related to being the Chairman of the Compensation Committee. These options have an exercise price equal to $1.57, the fair market value on the grant date.

      On June 11, 2003, Mr. Testman was granted a stock option to purchase 10,000 shares of ChromaVision common stock, plus an additional option to purchase 5,000 shares related to being the Chairman of the Audit Committee. These options have an exercise price equal to $1.57, the fair market value on the grant date. Mr. Testman resigned from the Board in February 2004 at which time the Company approved a one-time cash payment of $10,000 in recognition of Mr. Testman’s services as a director. The Company also approved immediate vesting of all of Mr. Testman’s 90,000 outstanding stock options and extension of the exercise period for these stock options to three years.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee currently is comprised of Messrs. Wampler (Chairman), Cola and Craig, as described below. Until recently, Mr. Cola also served as ChromaVision’s Interim Chief Executive Officer and Mr. Cola is an executive officer of Safeguard. Mr. Craig is currently the President and Chief Executive Officer of Safeguard. No other member of the Compensation Committee is a current or former officer or employee of the Company. In addition, there are no Compensation Committee interlocks between ChromaVision and other entities involving ChromaVision executive officers and ChromaVision Board members who serve as executive officers of such other entities.

EMPLOYMENT CONTRACTS WITH NAMED EXECUTIVE OFFICERS

Chief Executive Officer

      During fiscal year 2003, Mr. Apfelbach served as the President and Chief Executive Officer of ChromaVision until his resignation from the Company in September 2003. Mr. Cola commenced service as the Interim Chief Executive Officer of ChromaVision in September 2003.

      Mr. Apfelbach’s employment agreement provided for a base salary of $250,000 per year, eligibility for an annual performance-based bonus and eligibility to receive grants of stock options under the 1996 Equity Compensation Plan. Mr. Apfelbach’s employment agreement also provided for additional perquisites, such as an automobile allowance, matching contributions under a voluntary savings plan and other compensation as reported in the section entitled “Executive Compensation and Other Arrangements” above.

      In connection with Mr. Apfelbach’s termination of employment in September 2003, Mr. Apfelbach and ChromaVision entered into a severance agreement, which superseded all prior employment and severance agreements and arrangements. Pursuant to this agreement, upon termination, Mr. Apfelbach became entitled to the following:

•	$250,000 severance payment, payable over 12 months following the date of termination; and

•	continued vesting of all stock options issued and outstanding as of the date of termination and the right to exercise such stock options for a period of 12 months following the date of termination.

      Mr. Cola is employed by Safeguard Scientifics, Inc., the majority shareholder of ChromaVision. Mr. Cola has no employment contract with ChromaVision and receives no compensation from the Company. Beginning in March 2004, the Company agreed to pay Safeguard $40,000 per month for Mr. Cola’s time and activities as ChromaVision’s Interim Chief Executive Officer. Such payments were discontinued in July 2004 when ChromaVision announced that it had hired Ronald Andrews as its new Chief Executive Officer.

Executive Vice President and Chief Financial Officer

      Stephen T. D. Dixon serves as Executive Vice President and Chief Financial Officer. Mr. Dixon’s employment agreement provides for a base salary of $220,000 per year, eligibility for an annual performance-based bonus and eligibility to receive grants of stock options under the 1996 Equity Compensation Plan. Mr. Dixon’s employment agreement also provides for additional perquisites, such as an automobile allowance, matching contributions under a voluntary savings plan and other compensation as reported in the section entitled “Executive Compensation and Other Arrangements” above.

Executive Vice President and Chief Operating Officer

      During 2003 Michael G. Schneider served as Executive Vice President and Chief Operating Officer. Mr. Schneider resigned from ChromaVision in February 2004. Mr. Schneider’s employment agreement provided for a base salary of $220,000 per year, eligibility for an annual performance-based bonus and eligibility to receive grants of stock options under the 1996 Equity Compensation Plan. Mr. Schneider’s employment agreement also provided for additional perquisites, such as an automobile allowance, matching contributions under a voluntary savings plan and other compensation as reported in the section entitled “Executive Compensation and Other Arrangements” above.

      In connection with Mr. Schneider’s termination of employment in February 2004, Mr. Schneider and ChromaVision entered into an agreement whereby, upon delivery of an executed general release of claims and observance of certain non-compete and non-solicitation covenants, all of Mr. Schneider’s stock options issued and outstanding as of the date of termination will continue to vest and be exercisable for a period of 12 months following the date of termination.

Vice President and Chief Science Officer

      Kenneth D. Bauer, Ph.D. serves as Vice President and Chief Science Officer. Dr. Bauer’s employment agreement provides for a base salary of $200,000 per year, eligibility for an annual performance-based bonus and eligibility to receive grants of stock options under the 1996 Equity Compensation Plan. Dr. Bauer’s employment agreement also provides for additional perquisites, such as an automobile allowance, matching contributions under a voluntary savings plan and other compensation as reported in the section entitled “Executive Compensation and Other Arrangements” above.

Vice President and Chief Technology Officer

      Jose de la Torre-Bueno, Ph.D. serves as Vice President and Chief Technology Officer. Dr. Torre-Bueno’s employment agreement provides for a base salary of $185,000 per year, eligibility for an annual performance-based bonus and eligibility to receive grants of stock options under the 1996 Equity Compensation Plan. Dr. Torre-Bueno’s employment agreement also provides for additional perquisites, such as an automobile allowance, matching contributions under a voluntary savings plan and other compensation as reported in the section entitled “Executive Compensation and Other Arrangements” above.

Severance and Change-in-Control Arrangements

      Mr. Dixon, Dr. Bauer, Dr. Torre-Bueno and other executive officers of ChromaVision are each parties to a severance agreement which provides, in general and subject to certain modifications in the case of the specific executive, that in the event that the executive’s employment is terminated by the Company without cause or by him or her for specified reasons relating to changes in his or her responsibilities or the location of our principal executive office or a change-in-control of the Company, the executive will be entitled to:

•	one year of salary continuation;

•	acceleration of the vesting of certain stock options and an extension of the exercisability of certain stock options for various periods of time;

•	continuation of health insurance benefits for the one-year severance period (subject to certain limitations);

•	payment of a pro rata share of any bonus he or she would have received in the year of termination, as determined by the Board; and

•	up to $15,000 for executive outplacement services.

      Certain of the executive’s severance benefits are contingent upon the execution and delivery of a general release and his or her observance of certain non-competition and non-solicitation covenants.

COPIES OF INFORMATION STATEMENT

      Only one information statement is being delivered to multiple security holders sharing an address unless ChromaVision has received contrary instructions from one or more of the security holders. We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this information statement to a security holder at a shared address to which a single copy of the information statement was delivered. In order to request additional copies of this information statement or to request delivery of a single copy of this information statement if you are receiving multiple copies, please contact us by mail at 33171 Paseo Cerveza, San Juan Capistrano, CA, 92675, Attn: Investor Relations, or by phone at (888) 443-3310.

By order of the Board of Directors

/s/ STEPHEN T. D. DIXON
Stephen T. D. Dixon
Executive Vice President and Chief Financial Officer

EXHIBIT A

1996 Equity Compensation Plan (As Amended in 2004)

EXHIBIT A

CHROMAVISION MEDICAL SYSTEMS, INC.

1996 EQUITY COMPENSATION PLAN

      SECTION 1.     Purpose; Definitions

      The purpose of the ChromaVision Medical Systems, Inc. 1996 Equity Compensation Plan (the “Plan”) is to provide employees (including employees who are also officers or directors), non-employee directors, advisory board members and Eligible Independent Contractors (as hereinafter defined) of ChromaVision Medical Systems, Inc. (the “Company”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock awards. The Company believes that the Plan will enable the Company to attract, retain and motivate its employees, non-employee directors, advisory board members and Eligible Independent Contractors, will encourage Plan participants to contribute materially to the growth of the Company for the benefit of the Company’s stockholders, and will align the economic interests of the Plan participants with those of the stockholders.

      For the purposes of the Plan, the following terms shall be defined as set forth below:

a. “Board” means the Board of Directors of the Company.

b. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

c. “Committee” means the Committee designated by the Board to administer the Plan.

d. “Company” means ChromaVision Medical Systems, Inc., its subsidiaries or any successor organization.

e. “Disability” means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

f. “Eligible Independent Contractor” means an independent consultant or advisor hired by the Company to provide bona fide services for the Company that are not in connection with the offer or sale of securities in a capital-raising transaction.

g. “Employed by the Company” shall mean employment as an employee, Eligible Independent Contractor, member of any advisory board, or member of the Board, so that for purposes of exercising Stock Options and Stock Appreciation Rights and satisfying conditions with respect to Restricted Stock Grants, a Participant shall not be considered to have terminated employment until the Participant ceases to be an employee, Eligible Independent Contractor, member of any advisory board, or member of the Board; provided, however, that the Committee may determine otherwise as may be specified in an individual Participant’s Grant Letter.

h. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

i. “Fair Market Value” means the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the Stock and the Stock is registered under the Exchange Act, Fair Market Value shall mean the per share or aggregate value of the Stock as of any given date, determined as follows: (i) if the principal trading market for the Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

j. “Grant” means any Stock Option, Stock Appreciation Right or Restricted Stock award granted pursuant to the Plan.

k. “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

l. “Insider” means a Participant who is subject to Section 16 of the Exchange Act.

m. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

n. “Participant” means an employee, non-employee director or Eligible Independent Contractor to whom an award is granted pursuant to the Plan.

o. “Plan” means the ChromaVision Medical Systems, Inc. 1996 Equity Compensation Plan, as hereinafter amended from time to time.

p. “Restricted Stock” means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

q. “Securities Act” shall mean the Securities Act of 1933, as amended.

r. “Securities Broker” means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(d) hereof.

s. “Stock” means the Common Stock of the Company, $.01 par value per share.

t. “Stock Appreciation Right” means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or shares of Stock equal in value to the excess of (i) the Fair Market Value, as of the date such right is exercised and the related Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Appreciation Right (or such portion thereof).

u. “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

v. “Termination for Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached his or her employment or service contract, non-competition or other obligation with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

      SECTION 2.     Administration

      The Plan shall be administered by a Committee which shall consist of two or more non-employee directors appointed by the Board; provided, however, that the Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Grants to Participants other than (i) Grants to senior executives of the Company who are subject to Section 16 of the Exchange Act or (ii) Grants to employees who are “covered employees” within the meaning of Section 162(m) of the Code.

      The Committee shall have the authority to:

(a) select the Participants to whom Grants may from time to time be made hereunder;

(b) determine the type, size and terms of the Grants to be made to each such Participant;

(c) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability;

(d) amend the terms of any outstanding award (with the consent of the Participant) to reflect terms not otherwise inconsistent with the Plan, including, but not limited to, amendments concerning vesting acceleration or forfeiture waiver regarding any award or the extension of a Participant’s right with respect to Grants under the Plan as a result of termination of employment or service or otherwise, based on such factors as the Committee shall determine, in its sole discretion, or substitution of new Stock Options for previously granted Stock Options, including previously granted Stock Options having high option prices;

(e) establish from time to time any policy or program to encourage or require Participants to achieve or maintain equity ownership in the Company through the use of the Plan upon such terms and conditions as the Committee may determine in its sole discretion, and thereafter to amend, modify or terminate such policy or program as the Committee may from time to time deem appropriate; and

(f) deal with any other matters arising under the Plan.

      The Committee shall have full power and authority to administer and interpret the Plan and any Grant made under the Plan, to make factual determinations and to adopt, alter and repeal such administrative rules, guidelines, practices, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons having any interest in the Plan or in any Grants made hereunder. All power of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan.

      No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made under it. Nothing herein shall be deemed to expand the personal liability of a member of the Board or Committee beyond that which may arise under any applicable standards set forth in the Company’s Articles of Incorporation, by-laws and Delaware law, nor shall anything herein limit any rights to indemnification or advancement of expenses to which any member of the Board or the Committee may be entitled under any applicable law, the Company’s Articles of Incorporation or by-laws, agreement, vote of the stockholders or directors, or otherwise.

      SECTION 3.     Stock Subject to the Plan

      (a) The aggregate number of shares of Stock that may be issued or transferred under the Plan is 9,200,000 subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares of Stock, including shares purchased by the Company on the open market for purposes of the Plan. In the event the number of shares of Stock issued under the Plan and the number of shares of Stock subject to outstanding awards equals the maximum number of shares of Stock authorized under the Plan, no further awards shall be made unless the Plan is amended to increase the number of shares of Stock issuable and transferable hereunder or additional shares of Stock become available for further awards under the Plan. If and to the extent that Options or Stock Appreciation Rights granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for subsequent awards under the Plan.

      (b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin off or the Company’s payment of an extraordinary dividend or distribution, then unless such event or change results in the termination of all outstanding awards under the Plan, the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company’s capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option and Stock Appreciation Right, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number.

      SECTION 4.     Eligibility; Participant Limitations Concerning Issuances

      All employees, non-employee directors and Eligible Independent Contractors are eligible to participate in the Plan. The maximum aggregate number of shares of Stock that shall be subject to Grants made under the Plan to any Participant during any one calendar year shall not exceed 500,000. The terms and provisions of Grants made under the Plan may vary between Participants or as to the same Participant to whom more than one Grant may be awarded.

      SECTION 5.     Stock Options

      Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided, however, that the option price per share for any Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Stock at the time of grant.

Any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation (within the meaning of Section 424 of the Code), shall have an exercise price no less than 110% of the Fair Market Value per share on the date of the grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No Stock Option may be exercised by any person after expiration of the term of the Stock Option.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

(d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised, in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by cash, check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted

Stock already owned by the Participant (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate); provided, however, that (i) in the case of an Incentive Stock Option, the right to make a payment in the form of unrestricted Stock already owned by the Participant may be authorized only at the time the Option is granted and (ii) the Company may require that the Stock has been owned by the Participant for the requisite period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and adverse accounting consequences to the Company with respect to the Option.

If specified by the Committee in the agreement governing a Stock Option at the time of grant, the Committee may, in its sole discretion, upon receipt of such Participant’s written notice to exercise, elect to cash out all or part of the portion of the Stock Option to be exercised by paying the Participant an amount, in cash or

Stock, equal to the excess of the Fair Market Value of the Stock over the option price on the effective date of such cash-out.

To the extent permitted under the applicable laws and regulations, at the request of the Participant and if authorized by the Committee, in its sole discretion, at or after grant, the Company agrees to cooperate in a “cashless exercise” of a Stock Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Stock to cover the cost and expenses associated therewith.

No shares of Stock shall be issued until full payment therefor has been made. A Participant shall not have any right to dividends or other rights of a stockholder with respect to shares subject to the Option until such time as Stock is issued in the name of the Participant following exercise of the Option in accordance with the Plan.

(e) Stock Option Agreement. Each Option granted under this Plan shall be evidenced by an appropriate Stock Option agreement, which agreement shall expressly specify whether such Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall be executed by the Company and the Participant. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

(f) Replacement Options. The Committee may, in its sole discretion and at the time of the original option grant, authorize the Participant to automatically receive replacement Options pursuant to this part of the Plan. Any such replacement option shall be granted upon such terms and subject to such conditions and limitations as the Committee may deem appropriate. Any replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the number of shares of the original option exercised. The per share exercise price of any replacement option shall equal the then current Fair Market Value of a share of Stock, and shall have a term as determined by the Committee at the time of grant of the original Option.

The Committee shall have the right, and may reserve the right in any Option grant, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

(g) Non-transferability of Options. Except as provided below, no Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. When a Participant dies, the representative or other person entitled to succeed to the rights of the Grantee may exercise such rights, subject to the Company receiving satisfactory proof of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may provide, at or after Grant, that a Participant may transfer Nonqualified Stock Options pursuant to a domestic relations order or to family members or other persons or entities according to such terms as the Committee may determine.

(h) Termination of Employment; Disability; Death

(i) Unless otherwise determined by the Committee at or after grant, in the event of a Participant’s termination of employment (voluntary or involuntary) for any reason other than as provided below, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three months (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(ii) Unless otherwise determined by the Committee at or after grant, if any Participant ceases to be employed by the Company on account of a Termination for Cause by the Company, any Stock Option held by such Participant shall terminate as of the date the Participant ceases to be employed by the Company, and the Participant shall automatically forfeit all Stock underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such Stock.

(iii) Unless otherwise determined by the Committee at or after grant, if a Participant’s employment by the Company terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(iv) Unless otherwise determined by the Committee at or after grant, if any Participant dies while employed by the Company or within three months after the date on which the Participant ceases to be employed by the Company on account of termination of employment specified in Section 5(h)(i) above (or within such other period of time as may be specified by the Committee), any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Incentive Stock Option Limitation. The aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company shall not exceed $100,000. An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

(j) Issuance of Shares. Within a reasonable time after exercise of an Option, the Company shall cause to be delivered to the Participant a certificate for the Stock purchased pursuant to the exercise of the Option.

      SECTION 6.     Stock Appreciation Rights

      (a) Grant and Exercise. Stock Appreciation Rights may be granted either separately or in tandem with all or part of any Stock Option granted under the Plan. The provisions of Stock Appreciation Rights awarded under the Plan need not be the same with respect to each Participant. In the case of a Non-Qualified Stock Option, such rights may be granted either at the grant of such Stock Option or at any time thereafter while the Option remains outstanding. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. The Committee shall establish the base amount of the Stock Appreciation Rights at the time the Stock Appreciation Right is granted. Unless the Committee determines otherwise, the base amount of each Stock Appreciation Right shall be equal to the per share option price of the related Stock Option or, if there is no related Stock Option, the Fair Market Value of a share of Stock as of the date of grant of such Stock Appreciation Right.

      A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

      A Stock Appreciation Right may be exercised by a Participant, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

(ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock (as of the date the Stock Appreciation Right is exercised and the related Stock Option is surrendered) over the exercise price of the Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(g) of the Plan.

(iv) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

      SECTION 7.     Restricted Stock

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the employees, non-employee directors or Eligible Independent Contractors to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each Participant.

      (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

(ii) Awards of Restricted Stock may be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock award agreement and paying whatever price (if any) is required under Section 7(b)(i).

(iii) Each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the ChromaVision Medical Systems, Inc. 1996 Equity Compensation Plan and an Agreement entered into between the registered owner and ChromaVision Medical Systems, Inc. Copies of such Plan and Agreement are on file at the offices of ChromaVision Medical Systems, Inc.”

(iv) The Committee shall require that the certificates evidencing such Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the Restricted Stock award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, at its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

(iii) Subject to the applicable provisions of the Restricted Stock award agreement and this Section 7, upon termination of a Participant’s employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant, subject to any payments for such shares as may be provided in the Restricted Stock award agreement.

(iv) The Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

(v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

      SECTION 8.     Withholding and Use of Shares to Satisfy Tax Obligations

      (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Participant, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Grants paid in Company Stock, the Company may require the Participant or other person receiving such Stock to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

      (b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s income tax withholding obligation with respect to a Grant paid in Company Stock by having shares withheld up to an amount that does not exceed the Participant’s minimum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

      SECTION 9.     Amendments and Termination

      The Board may amend or terminate the Plan at any time and from time to time, but no amendment or termination shall be made which would impair the rights of a Participant under a Grant theretofore awarded without the Participant’s consent; and provided, further, that the Board shall not amend the Plan without stockholder approval if such approval is required pursuant to the Code or the rules of any national securities exchange or over-the-counter market on which the Company’s Stock is then listed or included. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

SECTION 10.	Unfunded Status of Plan

      The Plan is intended to constitute an “unfunded” plan. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

SECTION 11.	General Provisions

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option or receiving Stock upon the expiration of any Restriction Period under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and not with a view to distribution thereof and that such Participant will not dispose of such Stock in any manner that would involve a violation of applicable securities laws. In such event no Stock shall be issued to such Participant unless and until the Company is satisfied with such representation. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer under the Securities Act or any state securities law.

      All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange or over-the-counter market upon which the Stock is then listed or included, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees, directors or independent contractors at any time.

      (d) At the time of grant, the Committee may provide in connection with any grant made under this Plan that (i) the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant; and (ii) the shares of Stock received or to be received as a result of such grant shall be subject to repurchase by the Company upon termination of employment, subject to a repurchase price and such other terms and conditions as the Committee may specify at the time of grant.

      (e) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment.

      (f) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

      (g) The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

      SECTION 12.     Effective Date and Term of Plan

      The Plan shall be effective as of December 12, 1996, subject to the consent or approval of the Company’s stockholders. No Stock Option, Stock Appreciation Right or Restricted Stock award shall be granted pursuant to the Plan on or after December 11, 2006, but awards granted prior to such tenth anniversary may extend beyond that date; provided, however, that if the Plan is not approved by the unanimous consent of all stockholders or by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan, within 12 months after said date, the Plan and all Grants awarded hereunder shall be null and void and no additional Grants shall be awarded hereunder.

      SECTION 13.     Interpretation

      A determination of the Committee as to any question which may arise with respect to the interpretation of the provisions of this Plan or any Grants awarded thereunder shall be final and conclusive, and nothing in this Plan, or in any regulation hereunder, shall be deemed to give any Participant, his legal representatives, assigns or any other person any right to participate herein except to such extent, if any, as the Committee may have determined or approved pursuant to this Plan. The Committee may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

      SECTION 14.     Governing Law

      With respect to any Incentive Stock Options granted pursuant to the Plan and the agreements thereunder, the Plan, such agreements and any Incentive Stock Options granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Participants under, the Plan, the agreements and any Grants awarded thereunder.

      SECTION 15.     Compliance with Section 16b of the Exchange Act

      Unless an Insider could otherwise transfer shares of Stock issued hereunder without incurring liability under Section 16b of the Exchange Act, at least six months must elapse from the date of grant of an Option, Stock Appreciation Right or Restricted Stock award to the date of disposition of the Stock issued upon exercise of such Option or Stock Appreciation Right or grant of such Restricted Stock award.